EXHIBIT 10.30

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE J	PAGE OF PAGES 1 4

2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE 30-Sep-2005	4. REQUISITION/PURCHASE REQ.NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY CDR NAWCWD CODE 220000D ATTN: P. RICHTER (780) 939-4272 429 E BOWEN RD - STOP 4015 CHINA LAKE CA 93555-6108	CODE N68936	7. ADMINISTERED BY (If other than item 6) DCMA SANTA ANA 34 CIVIC CENTER PLAZA ROOM 5001 SANTA ANA CA 92701-4056	CODE S0513A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) HOKU SCIENTIFIC, INC. SCOTT PAUL 1075 OPAKAPAKA STREET KAPOLEI HI 96707-1887			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MOD. OF CONTRACT/ORDER NO. N68936-05-C-0028

CODE 1XVX9	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 07-Mar-2005

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: mutual agreement of the parties

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: richterp052394 see herein Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THEODORE W FISKE / PROCUREMENT CONTRACTING OFFICE

Scott B. Paul VP Business Development	TEL:(760) 939-8182	EMAIL: theodorefiske@navy.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Scott B. Paul	29-Sep-2005	BY /s/ THEODORE W FISKE	30-Sep-2005
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

N68936-05-C-0028

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

This modification is issued to correct the contractor’s address, implement Wide Area Work Flow and exercise OPTION CLINS 0007 & 0008.

CONTRACTOR’S ADDRESS CHANGED

FROM: 2153 N King Street, Suite 300, Honolulu, HI 96819-4570

TO: Hoku Scientific, Inc.

1075 Opakapaka Street

Kapolei, Hawaii 96707 USA

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $2,450,001.00 from $2,099,999.00 to $4,550,000.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0007 The option status has changed from Option to Option Exercised.

CLIN 0008 The option status has changed from Option to Option Exercised.

SUBCLIN 000701 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000701
	For Funding purposes only FFP Accounting data FOB: Destination PURCHASE REQUEST NUMBER: 0010150711

	CIN: 001015071100001		ACRN AB	FUNDED AMOUNT	$1,057,626.00

SUBCLIN 000801 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801
	For accounting purposes only FFP Funding data FOB: Destination PURCHASE REQUEST NUMBER: 0010150752

	CIN: 001015075200001		ACRN AB	FUNDED AMOUNT	$1,392,375.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000701:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000801:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION F - DELIVERIES OR PERFORMANCE

The Delivery for CLIN 0007 is 7 March 2006.

The following Delivery Schedule item for CLIN 0008 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
07-MAR-2006	1	N/A FOB: Origin

N68936-05-C-0028

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
07-MAR-2007	1	N/A FOB: Origin

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $2,450,001.00 from $2,099,999.00 to $4,550,000.00.

SUBCLIN 000701:

Funding on SUBCLIN 000701 is initiated as follows:

ACRN: AB

CIN: 001015071100001

Acctng Data: 1751319 44TX 252 00019 0 050119 2D 000000

Increase: $1,057,626.00

Total: $1,057,626.00

Cost Code: AIR710FAAA00

SUBCLIN 000801:

Funding on SUBCLIN 000801 is initiated as follows:

ACRN: AB

CIN: 001015075200001

Acctng Data: 1751319 44TX 252 00019 0 050119 2D 000000

Increase: $1,392,375.00

Total: $1,392,375.00

Cost Code: AIR710FAAA00

The following have been added by full text:

G-TXT-10            INVOICING INSTRUCTIONS AND PAYMENT (WAWF) (JUN 2005)

(a) Invoices under this Contract shall be submitted electronically through Wide Area Work Flow – Receipt and Acceptance (WAWF):

(1) The vendor shall self-register at the web site https://wawf.eb.mil. Vendor training is available on the internet at http://www.wawftraining.com/. Additional support can be accessed by calling the NAVY WAWF Assistance Line: 800-559-WAWF (9293).

(2) A separate invoice will be prepared [insert desired invoice submission timing].

(3) Select the invoice type within WAWF as specified below. Back up documentation (such as timesheets, etc.) can be included and attached to the invoice in WAWF. Attachments created in any Microsoft Office product are acceptable.

(b) The following information regarding Naval Air Warfare Center Weapons Division is provided for completion of the invoice in WAWF:

WAWF Invoice Type:	Invoice as 2-in-one (used for services)
Issuing Office DODAAC	N68936
Admin Office DODAAC:	S0513A
Inspector DODAAC (if applicable):	N68936
Acceptor DODAAC (if applicable):	N68936
Local Processing Office DODAAC:
Paying Office DODAAC:	HQ0339

N68936-05-C-0028

(c) The contractor shall submit invoices for payment per contract terms.

(d) The Government shall process invoices for payment per contract terms.

(e) For Navy accounting purposes only:

Code 7J2000D, Name Charles “Chuck” Combs

Phone: 760-939-0048, Fax: 760-939-7366

The following have been deleted:

5252.232-9000	Submission Of Invoices (Fixed Price)	JUL 1992

(End of Summary of Changes)